Goldman Sachs Trust

Goldman Sachs Domestic Equity Funds

Class A Shares, Class B Shares, Class C Shares,
Institutional Shares, Service Shares, and Class IR Shares of

Goldman Sachs Mid Cap Value Fund (the “Mid Cap Value Fund” or the “Fund”)

Supplement dated October 23, 2008 to the
Prospectuses dated December 28, 2007 (the “Prospectuses”)

Effective October 23, 2008, the Mid Cap Value Fund will reopen for investment by new investors. The Fund will remain open to all categories of investors currently eligible to invest in the Fund.

As a result, all references to the Mid Cap Value Fund as a Closed Fund in the Shareholder Guide of each Prospectus are hereby deleted.

In addition, the fourth through seventh paragraphs of the section ”HOW TO BUY SHARES—What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Class A, B, C, Institutional and Service Shares Prospectuses and the second and third paragraphs of the section “What Else Should I Know About Class R and Class IR Share Purchases and Redemptions?” in the Shareholder Guide of the Class R and IR Shares Prospectus are deleted in their entirety.

The following replaces the second to last paragraph of the section ”HOW TO BUY SHARES—What Else Should I Know About Share Purchases?” in the Shareholder Guide of the Class A, B, C, Institutional and Service Shares Prospectuses and the second to last paragraph of the section “What Else Should I Know About Class R and Class IR Share Purchases and Redemptions?” in the Shareholder Guide of the Class R and IR Shares Prospectus:

The Goldman Sachs Mid Cap Value and Small Cap Value Funds are generally open for investment, except that:

•	With respect to Qualified Defined Contribution and Benefit Plans (as defined below) (“Qualified Plans”) and certain financial institutions providing hedging services to employee benefit plans, the Funds are open to new investment only by the following categories of such Qualified Plans and institutions:

(i) Qualified Plans making an initial investment of $75 million or less through financial institutions that, as of May 13, 2005 (in the case of the Mid Cap Value Fund) or May 15, 2004 (in the case of the Small Cap Value Fund), had a contractual agreement with Goldman, Sachs & Co. to offer shares of or provide services to the Mid Cap Value Fund or the Small Cap Value Fund; and

(ii) certain financial institutions making an initial investment of $75 million or less in connection with hedging services provided in support of non-qualified deferred compensation plans offering the Goldman Sachs Funds.

Certain of the Qualified Plans and institutions described in (i) and (ii) above may make an initial investment in excess of $75 million if the initial investment was expected to be less than $75 million at the time Goldman Sachs received a preliminary written commitment to invest in a Fund. “Qualified Plans” include 401(k) plans, profit sharing plans and money purchase pension plans, 403(b) plans and 457 plans.

The Trust and Goldman Sachs reserve the right to close either the Mid Cap Value Fund or the Small Cap Value Fund at a future date without prior notice.

This Supplement should be retained with your Prospectus
for future reference.

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